                           FIRST AMENDED AND RESTATED
                   COMMON STOCK REGISTRATION RIGHTS AGREEMENT

         FIRST AMENDED AND RESTATED COMMON STOCK REGISTRATION RIGHTS AGREEMENT, dated as of September 9, 1994 by and among Alfred A. Checchi, the A Trust created pursuant to a trust agreement dated May 23, 1984 with Gary L. Wilson as trustee, the K Trust created pursuant to a trust agreement dated May 23, 1984 with Gary L. Wilson as trustee, the Trust created pursuant to a trust agreement dated September 9, 1985 with Gary L. Wilson as trustee (each such trust collectively known as the "CHECCHI FAMILY TRUSTS"; the Checchi Family Trusts and Alfred A. Checchi together known as the "CHECCHI FAMILY"); Gary L. Wilson, Derek M. Wilson, Christopher D. Wilson (together, the "WILSON FAMILY"); Frederic
V. Malek, Frederic W. Malek, Michelle A. Malek (together, the "MALEK FAMILY"); Bright Star Investments Limited and its affiliate Paracor Finance Inc., formerly Wings Acquisition Investor Limited (collectively, "BRIGHT STAR"); Bankers Trust New York Corporation ("BTNY"); Koninklijke Luchtvaart Maatschappij N.V.
("KLM"); Richard C. Blum & Associates - NWA Partners, L.P. ("BLUM"); the Air Line Pilots Association, International ("ALPA"), the International Association of Machinists and Aerospace Workers (the "IAM"), the International Brotherhood of Teamsters (the "IBT"), the Transport Workers Union of America ("TWU"), the Airline Technical Support Association ("ATSA"), the Northwest Airlines Meteorologists Association ("NAMA"; ALPA, the IAM, the IBT, TWU, ATSA and NAMA, collectively, the "UNIONS"); the trusts and separate arrangements that are signatories to this Agreement; and Northwest Airlines Corporation, a Delaware corporation (the "COMPANY").

                               W I T N E S S E T H :

         WHEREAS, the Company, Northwest Airlines, Inc. ("NORTHWEST") and ALPA have entered into an Equity Letter Agreement dated July 30, 1993 (the "ALPA EQUITY LETTER AGREEMENT");

         WHEREAS, the Company, Northwest and the IAM have entered into an Equity Letter Agreement dated August 4, 1993 (the "IAM EQUITY LETTER AGREEMENT");

         WHEREAS, the Company, Northwest and the IBT have entered into an Equity Letter Agreement dated August 1, 1993 (the "IBT EQUITY LETTER AGREEMENT");

         WHEREAS, the Company, Northwest and ATSA have entered into an Equity Letter Agreement dated August 1, 1993 (the "ATSA EQUITY LETTER AGREEMENT");

         WHEREAS, the Company, Northwest and TWU have entered into an Equity Letter Agreement dated August 1, 1993 (the "TWU EQUITY LETTER AGREEMENT");

         WHEREAS, the Company, Northwest and NAMA have entered into an Equity Letter Agreement dated August 1, 1993 (the "NAMA EQUITY LETTER AGREEMENT"; each of the ALPA Equity Letter Agreement, the IAM Equity Letter Agreement, the IBT Equity Letter Agreement, the ATSA Equity Letter Agreement, the TWU Equity Letter Agreement and the NAMA Equity Letter Agreement hereinafter referred to as the "EQUITY LETTER AGREEMENTS") (each of ALPA, IAM, IBT, ATSA, TWU, NAMA and the Trusts and Separate Arrangements (each as defined below) hereinafter referred to as the "ADDITIONAL PARTIES");

         WHEREAS, it is a requirement of the Equity Letter Agreements that the holders of the shares of Employee Stock (as defined in the Equity Letter Agreements) receive the same registration rights set forth in the Registration Rights Agreement dated as of July 21, 1989 among the Company and certain of the other parties hereto (the "ORIGINAL REGISTRATION RIGHTS AGREEMENT");

         WHEREAS, it is a requirement of the Equity Letter Agreements that the Original Registration Rights Agreement be amended to provide the foregoing registration rights; and

         WHEREAS, the parties to the Original Registration Rights Agreement have agreed to effect such amendment and have agreed to permit the Additional Parties to become parties to the Original Registration Rights Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

         1. DEFINITIONS.

         As used in this Agreement, terms defined in the headings and recitals shall have their respective assigned meanings and the following capitalized terms shall have the following respective meanings:

         "AFFILIATE" shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.

         "AMENDED STOCKHOLDERS' AGREEMENT" shall mean the Second Amended and Restated Stockholders' Agreement, dated as of December 23, 1993 and as amended, supplemented or modified from time to time, among the Company and the stockholders party thereto.

         "ASSOCIATE" shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.

         "CLASS A COMMON STOCK" shall mean Class A common stock, par value $.01 per share, of the Company.

         "CLASS B COMMON STOCK" shall mean Class B common stock, par value $.0l per share, of the Company.

         "COMMON STOCK" shall mean any shares of Class A Common Stock and Class B Common Stock (including shares of Class A Common Stock and Class B Common Stock issued upon conversion of the Company's Class C Common Stock, Class D Common Stock, Class E Common Stock and Class F Common Stock, each having a par value of $.01 per share).

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

         "EXISTING PREFERRED STOCK COMMON ISSUANCE" shall have the meaning assigned to such phrase in Section 1.3 of the Equity Letter Agreements.

         "HOLDER" shall mean any party hereto (other than the Company), their successors and assigns, any Person who becomes a party hereto and any holder of Registrable Securities who agrees in writing to be bound by the provisions of this Agreement.

         "PERSON" shall mean any individual, partnership, corporation, trust or other entity of any nature whatsoever.

         "PREFERRED REGISTRABLE SECURITIES" shall have the meaning assigned to the term "REGISTRABLE SECURITIES" in the Preferred Stock Registration Rights Agreement.

         "PREFERRED STOCK REGISTRATION RIGHTS AGREEMENT" shall mean the Series B Preferred Stock Registration Rights Agreement entered into on July 21, 1989 between the Company and certain holders of preferred stock of the Company named therein.

         "PURCHASE AGREEMENT" shall mean any of the Common Stock Subscription Agreement dated as of March 15, 1989 among the Company, the Checchi Family, the Wilson Family, the Malek Family and Bright Star; the Common Stock Subscription Agreement dated as of June 2, 1989 among the Company, the Checchi Family, the Wilson Family, Bright Star and BTNY; and the Stock Subscription Agreement dated as of July 21, 1989 among the Company, the Checchi Family, the Wilson Family, the Malek Family, Bright Star, BTNY, KLM and Blum.

         "QUALIFIED HOLDER" shall have the meaning assigned to it in the Equity Letter Agreements.

         "REGISTRABLE SECURITIES" shall mean any Class A Common Stock (i) issued pursuant to a Purchase Agreement or issuable upon conversion of any other class of Common Stock issued pursuant to a Purchase Agreement, (ii) issued as part of the

Existing Preferred Stock Common Issuance or issuable upon conversion of Class B Common Stock issued as part of the Existing Preferred Stock Common Issuance,
(iii) issued upon exercise of the option described in Section 18 of the Amended Stockholders' Agreement, (iv) issued as a result of the exercise of the Special Conversion Option described in Section 3.1(b) of the Equity Letter Agreements or issuable upon conversion of Class B Common Stock issued as a result of the exercise of such option, (v) issued or issuable upon conversion of either Series C Preferred Stock or Class B Common Stock into which Series C Preferred Stock has been converted or is convertible, but only to the extent the shares of Series C Preferred Stock to which such shares of Class A Common Stock relate have been issued, PROVIDED, that shares of Class A Common Stock issuable upon such conversion shall not be deemed to constitute Registrable Securities until such time as the Holder of such Series C Preferred Stock has provided to the Company a certification of its good faith intention to convert such shares into Common Stock for purposes of resale under the Company's registration statement to which such Holder's request pursuant to Section 2(a) or 3(a) hereof relates, or (vi) which has been or may be issued or distributed in respect of any shares covered by the preceding clauses by way of stock dividend or stock split or other distribution, recapitalization or reclassification. As to any particular Registrable Securities, once issued such Securities shall cease to be Registrable Securities when (w) a registration statement with respect to the sale of such Securities shall have become effective under the Securities Act and such Securities shall have been disposed of in accordance with such registration statement, (x) they shall have been sold pursuant to Rule 144 (or any successor provision) under the Securities Act, (y) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in force, or (z) they shall have ceased to be outstanding.

         "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation,
(i) all SEC and securities exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses,
(iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to Section 4(h), (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance,
(vi) the reasonable fees and disbursements of one counsel, other than the Company's counsel, selected by the Holders of a majority of the Registrable Securities being registered to represent all Holders of the Registrable Securities being registered in connection with each such registration (it being understood that any Holder may, at its own expense, retain separate counsel to represent it in connection with such registration), and (vii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any.

         "SECURITIES ACT" shall mean the Securities Act of 1933, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

         "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

         "SERIES C PREFERRED STOCK" shall mean the Series C Preferred Stock, par value $.01 per share, of the Company.

         "SEPARATE ARRANGEMENTS" shall mean each arrangement (other than the Plan) under which Series C Preferred Stock or Common Stock is issued pursuant to the Equity Letter Agreements for so long as such arrangement shall hold any such stock.

         "TRUSTS" shall mean each trust or subtrust to which Series C Preferred Stock or Common Stock is transferred pursuant to the Equity Letter Agreements for so long as such trust shall hold any such stock.

         2.   INCIDENTAL REGISTRATIONS.

         (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. Each time the Company proposes to register its Class A Common Stock under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account, pursuant to a registration statement on which it is permissible to register Registrable Securities for sale to the public under the Securities Act, it will give prompt written notice to all Holders of its intention to do so and of the Holders' rights under this Section 2. Upon the written request of any Holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its best efforts to effect the registration under the Securities Act of a11 Registrable Securities which the Company has been so requested to register by the Holders thereof; PROVIDED that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration, the Company may, at its election, give written notice of such determination to each Holder and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) if such registration involves an underwritten offering by the Company (underwritten, at least in part, by Persons who are not Affiliates or Associates of the Company or any Holder), all Holders requesting to have Registrable Securities included in the Company's registration must sell their Registrable Securities to such underwriters who shall have been selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and contribution, as may be customary or appropriate in combined primary and secondary offerings. If a proposed registration pursuant to this Section 2(a) involves such an underwritten public offering, any Holder making a request under this Section 2(a) in connection with such registration may elect in writing, prior to the effective date of the registration statement filed in connection with such registration, to withdraw such request and not to have such securities registered in connection with such registration.

         (b) EXPENSES. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2, regardless of whether such registration statement becomes effective, and each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration statement effected pursuant to this Section 2.

         (c) PRIORITY IN INCIDENTAL REGISTRATIONS. If a registration pursuant to this Section 2 involves an underwritten offering by the Company (as described in Section 2(a)(ii)) and the managing underwriter with respect to such offering advises the Company in writing that, in its opinion, the number of securities (including all Registrable Securities) which the Company, the Holders and any other persons intend to include in such registration exceeds the largest number of securities which can be sold in such offering without having an adverse effect on the offering of securities as contemplated by the Company (including the price at which the Company proposes to sell such securities), then the Company will include in such registration (i) first, all the securities the Company proposes to sell for its own account, (ii) second, the number of Registrable Securities which the Holders have requested to be included in such registration and which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, such reduced number of Registrable Securities to be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request will be reallocated among the remaining requesting Holders in like manner).

         (d) CUSTODY AGREEMENT AND POWER OF ATTORNEY. Upon the Company's request, any Holder will execute and deliver a custody agreement and power of attorney in form and substance reasonably satisfactory to the Company with respect to the shares of Class A Common Stock to be registered pursuant to this
Section 2 (a "CUSTODY AGREEMENT AND POWER OF ATTORNEY"). The Custody Agreement and Power of Attorney will provide, among other things, that the Holder will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such shares of Class A Common Stock (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank) and irrevocably appoint said custodian and attorney-in-fact as the Holder's agent and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on the Holder's behalf with respect to the matters specified therein.

         (e) OTHER AGREEMENTS. Each Holder agrees that it will execute such other agreements as the Company may reasonably request to further accomplish the purposes of this Section 2.

         3.   REGISTRATION ON REQUEST.

         (a) REQUEST BY HOLDERS. Upon the written request of any Holder or Holders owning at least 20% of the Registrable Securities that are subject to this Agreement, requesting that the Company effect the registration under the Securities Act of all or part of such Holder's or Holders' Registrable Securities (constituting in the aggregate at least 5,270,040 shares of Class A Common Stock, as adjusted to take into account any subdivision, combination, reclassification, recapitalization, stock split or stock dividend) and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all other Holders, and thereupon will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of:

                    (i) the Registrable Securities which the Company has been so requested to register by such Holder or Holders; and

                    (ii) all other Registrable Securities which the Company has been requested to register by any other Holder thereof by written request given to the Company within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), so as to permit the disposition (in accordance with the Holders' intended method thereof) of the Registrable Securities so to be registered; PROVIDED, that, unless Holders of two-thirds of the Registrable Securities that are subject to this Agreement consent thereto in writing, the Company shall not be obligated to file a registration statement relating to any registration request under this Section 3(a)(i) within a period of one year after the effective date of any other registration statement relating to (A) any registration request under this
Section 3(a) or (B) any registration effected under Section 2, (ii) if four registration statements relating to registration requests under this Section 3(a) have previously been filed and declared effective by the SEC, or (iii) if with respect thereto, the managing underwriter, the SEC, the Securities Act, or the form on which the registration statement is to be filed, would require the conduct of an audit other than the regular audit conducted by the Company at the end of its fiscal year, in which case the filing may be delayed until the completion of such regular audit (unless the Holders of the Registrable Securities to be registered agree to pay the expenses of the Company in connection with such an audit other than the regular audit).

         (b) REGISTRATION STATEMENT FORM. If any registration requested pursuant to this Section 3 which is proposed by the Company to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

         (c) EXPENSES. The Company will pay all Registration Expenses in connection with the first two registrations of Registrable Securities pursuant to this Section 3 upon the written request of any of the Holders, and each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration statement effected pursuant to this
Section 3. All expenses for any subsequent registrations of Registrable Securities pursuant to this Section 3 shall be paid pro rata by all Persons (including the Holders and the Company) participating in such registration on the basis of the relative number of shares of Class A Common Stock of each such Person included in such registration.

         (d) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Section 3 will not be deemed to have been effected unless it has become effective; PROVIDED, that if, within 180 days after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected.

         (e) SELECTION OF UNDERWRITERS. If a requested registration pursuant to this Section 3 involves an underwritten offering, the Company shall have the right to select the investment banker or bankers and managers to administer the offering; PROVIDED, HOWEVER, that such investment banker or bankers and managers shall be reasonably satisfactory to Holders of a majority of the Registrable Securities which the Company has been requested to register.

         (f) PRIORITY IN CONCURRENT REGISTRATIONS. If any Holder or Holders shall request that the Company effect a registration of Registrable Securities pursuant to this Section 3 and at such time the Company is in registration with respect to Preferred Registrable Securities or has been requested to effect a registration of Preferred Registrable Securities by holders of Preferred Registrable Securities pursuant to Section 2 of the Preferred Stock Registration Rights Agreement (a "PREFERRED OFFERING") and the managing underwriter, if any, of such Preferred Offering advises the Company in writing that, in its opinion, the Company should not at such time effect the concurrent registration of Registrable Securities or should include in such registration of Registrable Securities a lesser number of Registrable Securities in order to not have an adverse effect on the Preferred Offering, then the Company will be relieved of its obligation to register any Registrable Securities at such time (and until such time as the managing underwriter of the Preferred Offering deems appropriate so as not to have an adverse affect on the Preferred Offering) or will only be obligated to register such reduced amount of Registrable Securities, as the case may be.

         (g) PRIORITY IN REQUESTED REGISTRATIONS. If a requested registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the largest number of securities which can be sold in such offering, the Company will include in such registration only the Registrable Securities requested to be included in such registration. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold, the number of such Registrable Securities to be included in such registration shall be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner). In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of the managing underwriter, can be sold.

         4. REGISTRATION PROCEDURES. If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

         (a) prepare and, in any event within 120 days after the end of the period specified in Section 2(a) or Section 3(a)(ii), as the case may be, file with the SEC a registration statement with respect to such Registrable Securities on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its best efforts to cause such registration statement to become and remain effective; PROVIDED, HOWEVER, that the Company may discontinue any registration of its securities which is being effected pursuant to Section 2 at any time prior to the effective date of the registration statement relating thereto;

         (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of 180 days or such lesser period of time as the Company or any Holder may be required under the Securities Act to deliver a prospectus in connection with any sale of Registrable Securities, and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Holder or Holders thereof set forth in such registration statement; PROVIDED, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to the Holders and their counsel, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

         (c) furnish to each Holder of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus and prospectus supplement, as applicable), in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder;

         (d) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 4(d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

         (e) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder or Holders thereof to consummate the disposition of such Registrable Securities;

         (f) notify each Holder of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Section 4(b), of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such Holder, prepare and furnish to such Holder a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

         (g) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

         (h) use its best efforts to cause all such Registrable Securities to be listed on any securities exchange on which the Class A Common Stock is then listed, if such Registrable

Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement no later than the effective date of such registration statement;

         (i) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of a majority of shares of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

         (j) obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the Holder or Holders of a majority of the shares of such Registrable Securities shall reasonably request (provided that Registrable Securities constitute at least 25% of the securities covered by such registration statement); and

         (k) make available for inspection by representatives of the Holders of the Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by such Holders or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

         The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such Holder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

         Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 4(f), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(f), and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 4(b) shall be extended by the number of days during the period from the date of the giving of such notice pursuant to Section 4(f) and through the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by
Section 4(f).

         5.   INDEMNIFICATION.

         (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 2 or 3, the Company hereby indemnifies and agrees to hold harmless, to the extent permitted by law, each Holder of Registrable Securities covered by such registration statement, each affiliate of such Holder and their respective directors and officers or general and limited partners (and the directors, officers, affiliates and controlling Persons thereof), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act (collectively, the "INDEMNIFIED PARTIES"), against any and all losses, claims, damages or liabilities, joint or several, and expenses to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon
(a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, in any such preliminary, final or summary prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to the Company by such Indemnified Party for use in the preparation thereof; and PROVIDED, FURTHER, that the Company will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 5(a) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus (including any documents incorporated by reference therein) or of the final prospectus as then amended or supplemented (including any documents incorporated by reference therein), whichever is most recent, if the Company has previously furnished copies thereof to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and shall survive the transfer of such securities by such Holder.

         (b) INDEMNIFICATION BY THE HOLDERS AND UNDERWRITERS. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 4 herein, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective Holder of such Registrable Securities or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5(a)) the Company, all other prospective Holders or any underwriter, as the case may be, and any of their respective affiliates, directors, officers and controlling Persons, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to such Holder or underwriter furnished to the Company by such Holder or underwriter expressly for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Holders, or any of their respective affiliates, directors, officers or controlling Persons and shall survive the transfer of such securities by such Holder.

         (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED, that the failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Sections 5(a) or 5(b), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in such indemnified party's reasonable judgment, having common counsel would result in a conflict of interest between the interests of such indemnified and indemnifying parties, then such indemnified party may employ separate counsel reasonably acceptable to the indemnifying party to represent or defend such indemnified party in such action, it being understood, however, that the indemnifying party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (and not more than one separate firm of local counsel at any time for all such indemnified parties) in such action. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

         (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in this Section 5 (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

         (e) CONTRIBUTION. If recovery is not available under the foregoing indemnification provisions of this Section 5 for any reason other than as expressly specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution to liabilities and expenses except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any misstatement or omission and any other equitable considerations appropriate under the circumstances.

         (f) NON-EXCLUSIVITY. The obligations of the parties under this Section 5 shall be in addition to any liability which any party may otherwise have to any other party.

         6.   MISCELLANEOUS.

         (a) OTHER INVESTORS. The Company may enter into agreements with other purchasers of Class A Common Stock who are then employees of the Company or any of its subsidiaries making them parties hereto (and thereby giving them all of the rights, preferences and privileges of an original party (other than the Company) hereto) with respect to additional shares of Class A Common Stock (the "SUPPLEMENTAL AGREEMENTS"); PROVIDED that, pursuant to any such Supplemental Agreement, such purchaser expressly agrees to be bound by all of the terms, conditions and obligations of this Agreement as if such investor were an original party (other than the Company) hereto; and PROVIDED, FURTHER, that such purchaser shall not obtain any right to request registration under Section 3 hereof. All shares of Class A Common Stock issued or issuable pursuant to such Supplemental Agreements shall be deemed to be Registrable Securities.

         (b) HOLDBACK AGREEMENT. If any registration of Registrable Securities shall be in connection with an underwritten public offering, each Holder of Registrable Securities agrees not to effect any public sale or distribution (except in connection with such underwritten public offering), including any sale pursuant to Rule 144 under the Securities Act, of any equity securities of the Company, or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), during the seven days prior to, and during the 90-day period (or such lesser period as the managing underwriters may permit) beginning on, the effective date of such registration, and the Company hereby also so agrees and agrees to cause each other Holder of any equity security, or of any security convertible into or exchangeable or exercisable for any equity security, of the Company purchased from the Company (at any time other than in a public offering) to so agree.

         (c) AMENDMENTS AND WAIVERS. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holders of 60% of the shares of Common Stock that are subject to this Agreement; PROVIDED, that, if any amendment is not unanimously approved by all Holders of shares of Common Stock that are subject to this Agreement, any changes set forth in such amendment must apply in the same manner to all such holders. Each Holder of any shares of Common Stock that are subject to this agreement shall be bound by any consent authorized by this Section 6(c), whether or not such Common Stock shall have been marked to indicate such consent.

         (d) SUCCESSORS, ASSIGNS AND TRANSFEREES. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder of any shares of Common Stock that are subject to this Agreement, subject to the provisions contained herein.

         (e) NOTICES. All notices and other communications provided for hereunder shall be in writing and shall be sent by overnight courier, telecopier or hand delivery:

         (i)  if to the Company to:

              Northwest Airlines Corporation
              5101 Northwest Drive
              St. Paul, Minnesota 55111-3034
              Attn: John H. Dasburg

              Telecopy No: (612) 726-7123

        (ii) if to any of the Checchi Family, the Wilson Family or the Malek Family to the address set forth for such persons in Exhibit B hereto.

       (iii)  if to Bright Star to:

              Bright Star Investments Limited
              c/o Room 1901
              The Hong Kong Club Building
              G.P.O. Box 686
              3A Chatter Road, Central
              Hong Kong

              Telecopy No: (852-5) 845-0949

              with a copy to:

              Paracor Finance Inc.
              535 Madison Avenue
              17th Floor
              New York, New York 10022
              Attn: V.A. Ravindran

              Telecopy No: (212) 573-0749

              and:

              Townley & Updike
              405 Lexington Avenue
              New York, New York 10174
              Attn: Perez Ehrich, Esq.

        (iv)  if to BTNY to:

              Bankers Trust New York Corporation
              280 Park Avenue
              New York, New York 10017
              Attn: George J. Vojta

              Telecopy No: (212) 850-1432

         (v)  if to KLM to:

              Koninklijke Luchtvaart Maatschappij N.V.
              Amsterdamseweg 55
              1192 G P Amstelveen
              The Netherlands
              Attn: Leo M. van Wijk

              Telecopy No: (011-31-20) 649-31-13

              with a copy to:

              Cravath, Swaine & Moore
              825 Eighth Avenue
              New York, New York 10019-7415
              Attn: Daniel Cunningham, Esq.

              Telecopy No: (212) 474-3700

        (vi)  if to Blum to:

              Richard C. Blum & Associates - NWA Partners, L.P.
              909 Montgomery Street #400
              San Francisco, California 94133
              Attn: Richard C. Blum

              Telecopy No: (415) 434-3130

              with copy to:

              Howard, Rice, Nemerovski, Canady, Robertson,
              Falk & Rabkin
              Three Embarcadero Center
              San Francisco, CA 94111
              Attn: Ronald Star, Esq.

       (vii)  if to ALPA to:

              Air Line Pilots Association
              7900 International Drive,
              Suite 850
              Bloomington, MN 55425
              612/854-4484
              Attn: Patrick Brennaman

      (viii)  if to IAM to:

              International Association of Machinists
              District Lodge No. 143
              2600 Eagan Woods Drive,
              Suite 220
              St. Paul, MN 55121
              612/688-2640 - Ext. 130

        (ix)  if to IBT to:

              International Brotherhood of Teamsters
                Chauffeurs, Warehousemen and Helpers
              Local 2000
              2850 Metro Drive, Suite 225
              Bloomington, MN 55425
              612/854-2747

         (x)  if to ATSA to:

              Aircraft Technical Support Association
              P.O. Box 11617
              St. Paul, MN 55111-0617
              612/727-6060/Department F8871

        (xi)  if to TWU to:

              Transport Workers Union of America
              1 Appletree Square, Suite 202E
              Bloomington, MN 55425
              612/727-0234

       (xii)  if to NAMA to:

              Northwest Airlines Meteorologists Association
              1065 105th Street West
              Inver Grove Heights, MN 55075
              612/455-8332

      (xiii) if to any Trust or Separate Arrangement, to the relevant address set forth in Exhibit C hereto.

       (xiv) if to any other Holder of Registrable Securities, to the address of such other Holder as shown in the stock record book of the Company, or to such other address as any of the above shall have designated in writing to all of the other parties hereto.

All such notices and communications shall be deemed to have been given or made
(1) when delivered by hand, (2) one business day after being sent by overnight courier, or (3) when telecopied, receipt acknowledged.

              (f) DESCRIPTIVE HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

              (g) SEVERABILITY. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

              (h) COUNTERPARTS. This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

              (i) GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed therein. The parties to this Agreement hereby agree to submit to the non-exclusive jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Agreement.

              (j) INJUNCTIVE RELIEF. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that they shall be entitled to an injunction, restraining order or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or equity.

              IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

                                     NORTHWEST AIRLINES CORPORATION

                                     By: /s/ Douglas M. Steenland
                                         ------------------------

                                     /s/ Alfred A. Checchi
                                     ---------------------
                                     Alfred A. Checchi

                                     /s/ Gary L. Wilson
                                     ------------------
                                     Gary L. Wilson

                                     /s/ Fred Malek
                                     --------------
                                     Frederic V. Malek

                                     A Trust Created under Trust
                                     Agreement dated May 23, 1984

                                     /s/ Gary L. Wilson
                                     ------------------
                                     Gary L. Wilson, Trustee

                                     K Trust Created under Trust
                                     Agreement dated May 23, 1984

                                     /s/ Gary L. Wilson
                                     ------------------
                                     Gary L. Wilson, Trustee

                                     Trust Created under Trust Agreement
                                     dated September 1, 1985

                                     /s/ Gary L. Wilson
                                     ------------------
                                     Gary L. Wilson, Trustee

                                     /s/ Derek M. Wilson
                                     -------------------
                                     Derek M. Wilson

                                     /s/ Christopher D. Wilson
                                     -------------------------
                                     Christopher D. Wilson

                                     /s/ Fred Malek for Frederic W. Malek
                                     ------------------------------------
                                     Frederic W. Malek

                                     /s/ Fred Malek for Michelle A. Malek
                                     ------------------------------------
                                     Michelle A. Malek

                                     PARACOR FINANCE INC.

                                     By: /s/ V.A. Ravindran
                                         ------------------

                                     BRIGHT STAR INVESTMENTS LIMITED

                                     By: /s/ V.A. Ravindran
                                         ------------------

                                     BANKERS TRUST NEW YORK CORPORATION

                                     By: /s/ Joseph T. Wood
                                         ------------------
                                     KONINKLIJKE LUCHTVAART MAATSCHAPPIJ
                                       N.V.

                                     BY: /s/ R.J.N. Abrahamsen
                                         ---------------------

                                     RICHARD C. BLUM & ASSOCIATES - NWA
                                     PARTNERS, L.P.

                                       by RICHARD C. BLUM & ASSOCIATES
                                           INC., General Partner

                                     By: /s/ Richard C. Blum
                                         -------------------

                                     UNIONS:

                                     THE AIR LINE PILOTS ASSOCIATION

                                     By: /s/ Gene L. Peterson
                                         --------------------

                                     THE INTERNATIONAL ASSOCIATION OF
                                       MACHINISTS AND AEROSPACE WORKERS

                                     By: /s/ Thomas E. Pederson
                                         ----------------------

                                     THE INTERNATIONAL BROTHERHOOD
                                       OF TEAMSTERS

                                     By: /s/ Richard M. Bank
                                         -------------------

                                     THE AIRLINE TECHNICAL SUPPORT
                                       ASSOCIATION

                                     By: /s/ Richard D'Loss
                                         ------------------

                                     THE TRANSPORT WORKERS UNION
                                       OF AMERICA

                                     By: /s/ Daniel T. Berg
                                       --------------------

                                     THE NORTHWEST AIRLINES
                                       METEOROLOGISTS ASSOCIATION

                                     By: /s/ Rory O'Loughlin
                                         -------------------

                                     TRUSTS AND SEPARATE ARRANGEMENTS:


                                     /s/ Stephen L. Hester
                                     ---------------------
                                     Steven Hester, Trustee,
                                     Northwest Airlines Corporation
                                     Employee Stock Plan Trust for
                                     Employees Represented by the
                                     International Brotherhood of
                                     Teamsters

                                     /s/ Gene L. Peterson
                                     --------------------
                                     Gene L. Peterson, Trustee,
                                     Northwest Airlines Corporation
                                     Employee Stock Plan Trust for
                                     Employees Represented by the Air
                                     Line Pilots Association
                                     International

                                     /s/ Gene L. Peterson
                                     --------------------
                                     Gene L. Peterson, Trustee,
                                     Northwest Airlines Corporation
                                     Supplemental Stock Plan Trust for
                                     Employees Represented by the Air
                                     Line Pilots Association

                                     /s/ Thomas R. Roth
                                     ------------------
                                     Tom Roth, Trustee,
                                     Northwest Airlines Corporation
                                     Employee Stock Plan Trust for
                                     Employees Represented by the
                                     International Association of
                                     Machinists and Aerospace Workers